PATRIOT FUND

Class	A	shares	TRFAX
Class	C	shares	TRFCX
Class	I	shares	TRFTX

(a series of Northern Lights Fund Trust)

Supplement dated July 28, 2020 to the Prospectus

dated January 28, 2020

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Effective immediately, the Fund’s prospectus is amended as follows:

The Performance Table in the Fund’s Prospectus in the section entitled “Performance” is deleted and replaced in its entirety with the following:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2019)

	One Year	Five Years	Since Inception 3/1/2012
Class I shares
Return before taxes	23.81%	9.10%	11.55%
Return after taxes on distributions	19.75%	7.49%	10.29%
Return after taxes on distributions and sale of Fund shares	16.96%	7.06%	9.30%
Class A shares
Return before taxes	16.44%	7.52%	10.41%
Class C shares
Return before taxes	22.62%	8.02%	10.46%
Standard & Poor’s 500 Index* (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.87%

* The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

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The Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 29, 2019, provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-527-2363.